Exhibit 10.3

EXECUTION VERSION

VOTING AGREEMENT

VOTING AGREEMENT, dated as of April 21, 2011 (this “Voting Agreement”), between Dov Charney, an individual (“Mr. Charney”), and the other persons signatory hereto (the “Purchasers”) that are parties to a Purchase and Investment Agreement, dated as of April 21, 2011 (the “Purchase Agreement”), between American Apparel, Inc., a Delaware corporation (the “Company”), and the Purchasers. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms under the Purchase Agreement.

WHEREAS, to induce the Purchasers to enter into the Purchase Agreement, the Purchasers have required that Mr. Charney agree, with respect to the Company’s 2011 Annual Meeting of Stockholders (the “Meeting”), to vote or cause to be voted at the Meeting all of the shares of Common Stock that he at such time beneficially owns in favor of the Charter Amendment Proposal and, to the extent Stockholder Approval is required therefor, the Purchase Right Shares Proposal (together, the “Proposals”).

NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants set forth herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

VOTING AGREEMENT

SECTION 1.1 Agreement to Vote for the Proposals. Subject to applicable law, Mr. Charney agrees, with respect to the Meeting to vote or cause to be voted at the Meeting all of the shares of Common Stock that he at such time beneficially owns in favor of the Charter Amendment Proposal and, to the extent Stockholder Approval is required therefor, the Purchase Right Shares Proposal. As of the date hereof, Mr. Charney beneficially owns 45,700,866 shares, which amount includes 777,778 shares of Common Stock that are initially issuable to Mr. Charney under the Purchase Agreement, dated April     , 2011, between American Apparel, Inc. and Mr. Charney.

SECTION 1.2 Restrictions on Transfer, Etc. Except as expressly provided for herein, Mr. Charney agrees, from the date hereof through the Meeting, not to directly or indirectly Transfer any shares of Common Stock owned by Mr. Charney as of the date hereof or otherwise restrict his ability freely to exercise all voting rights with respect thereto, unless the transferee agrees to be bound hereby pursuant to a joinder or separate voting agreement in form reasonably acceptable to the Purchasers. Notwithstanding the foregoing, Mr. Charney may make Transfers of shares of Common Stock to any person controlled by Mr. Charney, other than the Company, and for estate planning or similar purposes, so long as, in each case, Mr. Charney retains control over the voting and disposition of such shares of Common Stock and agrees in writing prior to such Transfer to continue to vote such shares of Common Stock in accordance with this Voting Agreement. “Transfer” means, with respect to a security, the sale, grant, assignment, transfer, pledge, encumbrance, hypothecation or other disposition of such security or the beneficial ownership thereof (including by operation of law), or the entry into any contract to effect any of the foregoing, including, for purposes of this Voting Agreement, the transfer or sharing of any voting power of such security in respect of the Proposals or the granting of any proxy with respect to such security in respect of the Proposals.

ARTICLE II

MISCELLANEOUS

SECTION 2.1 No Assignment. This Voting Agreement shall not be assignable by operation of law (other than in connection with a merger, consolidation or similar transaction) or otherwise (any attempted assignment in contravention hereof being null and void). The foregoing shall not restrict any Transfer of Common Stock permitted pursuant to Section 1.2 above.

SECTION 2.2 Amendment; Waiver. No amendment or waiver of any provision of this Voting Agreement will be effective with respect to any party unless made in writing and signed by an officer of a duly authorized representative of such party or, if such party is an individual, such party. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of any party to this Voting Agreement, as the case may be, will be effective unless it is in a writing signed by a duly authorized officer of the waiving party or, if such party is an individual, such waiving party that makes express reference to the provision or provisions subject to such waiver. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 2.3 GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THIS VOTING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT TO THE EXTENT GOVERNED BY THE CORPORATE LAW OF THE STATE OF DELAWARE. ANY ACTION BROUGHT BY ANY PARTY TO THIS VOTING AGREEMENT AGAINST ANOTHER PARTY TO THIS VOTING AGREEMENT CONCERNING THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT SHALL BE BROUGHT ONLY IN THE STATE COURTS OF NEW YORK OR IN THE FEDERAL COURTS LOCATED IN THE STATE AND COUNTY OF NEW YORK. THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVE ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS. THE PARTIES EXECUTING THIS AGREEMENT AGREE TO SUBMIT TO THE IN PERSONAM JURISDICTION OF SUCH COURTS AND HEREBY IRREVOCABLY WAIVE TRIAL BY JURY. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING IN CONNECTION WITH THIS AGREEMENT BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE

GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

SECTION 2.4 Specific Performance. The parties hereby acknowledge and agree that each party would not have an adequate remedy at law for money damages, and irreparable damage would occur, in the event that any of the provisions of this Voting Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that any party shall be entitled to an injunction or injunctions to prevent breaches of this Voting Agreement by the other party and to enforce specifically the terms and provisions of this Voting Agreement against the other party, this being in addition to any other remedy to which either such party is entitled at law or in equity, and each party waives (a) the defense in any action for an injunction or other equitable relief that a remedy at law would be adequate and (b) agrees that any such action for injunctive relief or specific performance may be brought in (and hereby irrevocably submits to the jurisdiction of) any federal or state court in the State of Delaware.

SECTION 2.5 Severability. If any provision of this Voting Agreement or the application thereof to any person (including the officers and directors of the parties hereto) or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

SECTION 2.6 No Third Party Beneficiaries. Nothing contained in this Voting Agreement, expressed or implied, is intended to confer upon any person other than the parties hereto, any benefit, right or remedies.

SECTION 2.7 Counterparts and Facsimile. For the convenience of the parties hereto, this Voting Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this Voting Agreement may be delivered by facsimile or other electronic means and such electronic signature pages will be deemed as sufficient as if physical signature pages had been delivered.

[signature pages follow]

IN WITNESS WHEREOF, this Voting Agreement has been duly executed and delivered by the parties hereto as of the date first herein above written.

/s/ Dov Charney
Dov Charney

[Signature Page to Voting Agreement]

PURCHASERS:

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